Security Information






Security Purchased


Cusip
428040BX6


Issuer
HERTZ CORP


Underwriters
DBSI, Goldman Sachs,
JP Morgan, Lehman
Brothers, Merrill Lynch,
BNP Paribas, Calyon,
Royal Bank of Scotland


Years of continuous
operation, including
predecessors
> 3 years


Security
HTZ 8.875% 1/1/2014


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
BNP Paribas


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering
sold to QIBs
1,800,000,000


Total amount of any
concurrent public offering
0


Total
1,800,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.25%


Rating
B1/B


Current yield
8.88%


Benchmark vs Spread
(basis points)
449 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







Scudder
Income Fund
Boston
 $      75,000
 $      75,000
0.00%



SVS I Bond
Portfolio
Boston
 $      20,000
 $      20,000
0.00%



Chicago
Funds







Scudder High
Income Fund
Chicago

$11,095,000

$11,095,000
0.62%



Scudder High
Income Trust
Chicago
 $
1,215,000
 $
1,215,000
0.07%



Scudder
Multi-Market
Income Trust
Chicago
 $
650,000
 $
650,000
0.04%



Scudder
Strategic
Income Fund
Chicago
 $
785,000
 $
785,000
0.04%



Scudder
Strategic
Income Trust
Chicago
 $
160,000
 $
160,000
0.01%



Scudder Total
Return Fund
Chicago
 $
960,000
 $
960,000
0.05%



SVS II High
Income
Portfolio
Chicago
 $
1,950,000
 $
1,950,000
0.11%



SVS II
Strategic
Income
Portfolio
Chicago
 $
200,000
 $
200,000
0.01%



SVS II Total
Return
Portfolio
Chicago
320,000
 $
320,000
0.02%



Montgomery
Street
Funds







Montgomery
Street Income
Securities
Montgomery
Street
 $      70,000
 $      70,000
0.00%



New York
Funds







Scudder High
Income Plus
Fund
New York
 $
1,930,000
 $
1,930,000
0.11%



Scudder
Limited-
Duration Plus
Fund
New York
 $      90,000
 $      90,000
0.01%



Total

19,520,000

$19,520,000
1.08%



















Security Information






Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH
AMERICA


Underwriters
DBSI, Goldman Sachs,
JP Morgan, CSFB,
Lehman Brothers, RBS
Greenwich Capital


Years of continuous
operation, including
predecessors
> 3 years


Security
MRNTV 7.375%
12/31/2013


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering
sold to QIBs
850,000,000


Total amount of any
concurrent public offering
0


Total
850,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread
(basis points)
292 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







Scudder
Income Fund
Boston
 $      15,000
 $      15,000
0.00%



Chicago
Funds







Scudder High
Income Fund
Chicago
 $
2,220,000
 $
2,220,000
0.12%



Scudder High
Income Trust
Chicago
 $
145,000
 $
145,000
0.01%



Scudder
Multi-Market
Income Trust
Chicago
 $
130,000
 $
130,000
0.01%



Scudder
Strategic
Income Fund
Chicago
 $
155,000
 $
155,000
0.01%



Scudder
Strategic
Income Trust
Chicago
 $      30,000
 $      30,000
0.00%



Scudder Total
Return Fund
Chicago
 $
195,000
 $
195,000
0.01%



SVS II High
Income
Portfolio
Chicago
 $
395,000
 $
395,000
0.02%



SVS II
Strategic
Income
Portfolio
Chicago
 $      40,000
 $      40,000
0.00%



SVS II Total
Return
Portfolio
Chicago
 $      65,000
 $      65,000
0.00%



Montgomery
Street
Funds







Montgomery
Street Income
Securities
Montgomery
Street
 $      10,000
 $      10,000
0.00%



New York
Funds







Scudder High
Income Plus
Fund
New York
 $
390,000
 $
390,000
0.02%



Scudder
Limited-
Duration Plus
Fund
New York
 $      20,000
 $      20,000
0.00%



Total

3,810,000
 $
3,810,000
0.21%



















Security Information






Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear
Stearns, CIBC World
Markets, Lehman
Brothers, Wachovia
Securities, Calyon
Securities,
Commerzbank, JP
Morgan, Wells Fargo


Years of continuous
operation, including
predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
BoA


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering
sold to QIBs
250,000,000


Total amount of any
concurrent public offering
0


Total
250,000,000


Public offering price
 $
99.50


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread
(basis points)
272 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Core
Plus Income
Fund
Boston
25,000
 $      25,000
0.00%



Chicago
Funds







DWS
Balanced
Fund
Chicago
85,000
 $      85,000
0.00%



DWS
Balanced VIP
Chicago
35,000
 $      35,000
0.00%



DWS High
Income Fund
Chicago
1,110,000
 $
1,110,000
0.06%



DWS High
Income Trust
Chicago
120,000
 $
120,000
0.01%



DWS High
Income VIP
Chicago
195,000
 $
195,000
0.01%



DWS Multi
Market
Income Trust
Chicago
65,000
 $      65,000
0.00%



DWS
Strategic
Income Fund
Chicago
55,000
 $      55,000
0.00%



DWS
Strategic
Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS
Strategic
Income VIP
Chicago
15,000
 $      15,000
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
200,000
 $
200,000
0.01%



DWS Short
Duration Plus
Fund
New York
30,000
 $      30,000
0.00%



Total

1,950,000
 $
1,950,000
0.11%



















Security Information






Security Purchased


Cusip
12502CAK7


Issuer
CCH II LLC


Underwriters
CSFB, DBSI, JP Morgan


Years of continuous
operation, including
predecessors
> 3 years


Security
CHTR 10.25% 9/15/2010


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering
sold to QIBs
450,000,000


Total amount of any
concurrent public offering
0


Total
450,000,000


Public offering price
 $
97.75


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
1.75%


Rating
Caa1/CCC-


Current yield
10.49%


Benchmark vs Spread
(basis points)
641 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago
Funds







DWS
Balanced
Fund
Chicago
450,000
 $
450,000
0.03%



DWS
Balanced VIP
Chicago
150,000
 $
150,000
0.01%



DWS High
Income Fund
Chicago
5,740,000
 $
5,740,000
0.32%



DWS High
Income Trust
Chicago
635,000
 $
635,000
0.04%



DWS High
Income VIP
Chicago
1,005,000
 $
1,005,000
0.06%



DWS Multi
Market
Income Trust
Chicago
340,000
 $
340,000
0.02%



DWS
Strategic
Income Fund
Chicago
265,000
 $
265,000
0.01%



DWS
Strategic
Income Trust
Chicago
80,000
 $      80,000
0.00%



DWS
Strategic
Income VIP
Chicago
70,000
 $      70,000
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
1,020,000
 $
1,020,000
0.06%



Total

9,755,000
 $
9,755,000
0.54%



















Security Information






Security Purchased


Cusip
27876GAZ1


Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous
operation, including
predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
CSFB


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering
sold to QIBs
1,500,000,000


Total amount of any
concurrent public offering
0


Total
1,500,000,000


Public offering price
 $
99.61


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread
(basis points)
281 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Bond
VIP
Boston
10,000
 $      10,000
0.00%



DWS Core
Plus Income
Fund
Boston
45,000
 $      45,000
0.00%



Chicago
Funds







DWS
Balanced
Fund
Chicago
175,000
 $
175,000
0.01%



DWS
Balanced VIP
Chicago
60,000
 $      60,000
0.00%



DWS High
Income Fund
Chicago
2,230,000
 $
2,230,000
0.12%



DWS High
Income Trust
Chicago
245,000
 $
245,000
0.01%



DWS High
Income VIP
Chicago
390,000
 $
390,000
0.02%



DWS Multi
Market
Income Trust
Chicago
130,000
 $
130,000
0.01%



DWS
Strategic
Income Fund
Chicago
105,000
 $
105,000
0.01%



DWS
Strategic
Income Trust
Chicago
30,000
 $      30,000
0.00%



DWS
Strategic
Income VIP
Chicago
30,000
 $      30,000
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
395,000
 $
395,000
0.02%



DWS Short
Duration Plus
Fund
New York
50,000
 $      50,000
0.00%



Total

3,895,000
 $
3,895,000
0.22%



















Security Information






Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan
Stanley, BoA, DBSI,
Goldman Sachs,
Lehman Brothers, Merrill
Lynch


Years of continuous
operation, including
predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or
dealer from which
purchased
Morgan Stanley


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering
sold to QIBs
1,200,000,000


Total amount of any
concurrent public offering
0


Total
1,200,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread
(basis points)
277 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Bond
VIP
Boston
20,000
 $      20,000
0.00%



DWS Core
Plus Income
Fund
Boston
80,000
 $      80,000
0.00%



Chicago
Funds







DWS
Balanced
Fund
Chicago
900,000
 $
900,000
0.05%



DWS
Balanced VIP
Chicago
300,000
 $
300,000
0.02%



DWS High
Income Fund
Chicago
11,355,000

$11,355,000
0.63%



DWS High
Income Trust
Chicago
1,255,000
 $
1,255,000
0.07%



DWS High
Income VIP
Chicago
1,995,000
 $
1,995,000
0.11%



DWS Multi
Market
Income Trust
Chicago
670,000
 $
670,000
0.04%



DWS
Strategic
Income Fund
Chicago
550,000
 $
550,000
0.03%



DWS
Strategic
Income Trust
Chicago
160,000
 $
160,000
0.01%



DWS
Strategic
Income VIP
Chicago
145,000
 $
145,000
0.01%



New York
Funds







DWS High
Income Plus
Fund
New York
2,000,000
 $
2,000,000
0.11%



DWS Short
Duration Plus
Fund
New York
85,000
 $      85,000
0.00%



Total

19,515,000

$19,515,000
1.08%



















Security Information






Security Purchased
Comparison Security
Comparison Security
Cusip
629377AU6
037735CE5
125896AZ3
Issuer
NRG ENERGY INC
APPALACHIAN POWER CO
CMS ENERGY CORP
Underwriters
Citigroup, Morgan
Stanley, BoA, DBSI,
Goldman Sachs,
Lehman Brothers, Merrill
Lynch
UBS, Wachovia Securities,
Fifth Third Securities,
Huntington Capital, SG
Americas Securities
Citigroup, Merrill Lynch, BoA,
Keybank, Williams Capital
Years of continuous
operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NRG 7.375% 2/1/2016
AEP 5.8% 10/1/2035
CMS 6.875% 12/15/2015
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or
dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment
underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/26/2006
9/26/2005
12/8/2005
Total amount of offering
sold to QIBs
2,400,000,000
250,000,000
125,000,000
Total amount of any
concurrent public offering
0
0
0
Total
2,400,000,000
250,000,000
125,000,000
Public offering price
 $
100.00
 $                   99.24
 $                 100.00
Price paid if other than
public offering price
 N/A
 N/A
 N/A
Underwriting spread or
commission
1.88%
0.88%
1.75%
Rating
B1/B-
Baa2/BBB
B1/B+
Current yield
7.38%
5.84%
6.88%
Benchmark vs Spread
(basis points)
290 bp
133 bp
240 bp








Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Bond
VIP
Boston
30,000
 $      30,000
0.00%
2.13%
-0.57%
3/31/2006
DWS Core
Plus Income
Fund
Boston
120,000
 $
120,000
0.01%
2.13%
-0.45%
3/31/2006
Chicago
Funds







DWS
Balanced
Fund
Chicago
1,345,000
 $
1,345,000
0.07%
2.13%
0.17%
3/31/2006
DWS
Balanced VIP
Chicago
450,000
 $
450,000
0.03%
2.13%
1.21%
3/31/2006
DWS High
Income Fund
Chicago
17,050,000

$17,050,000
0.95%
2.13%
1.77%
3/31/2006
DWS High
Income Trust
Chicago
1,880,000
 $
1,880,000
0.10%
2.13%
1.53%
3/31/2006
DWS High
Income VIP
Chicago
2,990,000
 $
2,990,000
0.17%
2.13%
1.07%
3/31/2006
DWS Multi
Market
Income Trust
Chicago
1,005,000
 $
1,005,000
0.06%
2.13%
1.25%
3/31/2006
DWS
Strategic
Income Fund
Chicago
825,000
 $
825,000
0.05%
2.13%
-0.07%
3/31/2006
DWS
Strategic
Income Trust
Chicago
240,000
 $
240,000
0.01%
2.13%
1.16%
3/31/2006
DWS
Strategic
Income VIP
Chicago
220,000
 $
220,000
0.01%
2.13%
1.69%
3/31/2006
New York
Funds







DWS High
Income Plus
Fund
New York
2,995,000
 $
2,995,000
0.17%
2.13%
2.26%
3/31/2006
DWS Short
Duration Plus
Fund
New York
125,000
 $
125,000
0.01%
2.13%
0.65%
3/31/2006
Total

29,275,000

$29,275,000
1.63%











^The Security and Fund Performance is calculated based on
 information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI,
Keybanc Capital
Markets, Scotia Capital,
SunTrust Robinson
Humphrey, Wells Fargo


Years of continuous
operation, including
predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
BoA


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering
sold to QIBs
600,000,000


Total amount of any
concurrent public offering
0


Total
600,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread
(basis points)
360 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Bond
VIP
Boston
20,000
 $      20,000
0.00%



DWS Core
Plus Income
Fund
Boston
75,000
 $      75,000
0.00%



Chicago
Funds







DWS
Balanced
Fund
Chicago
830,000
 $
830,000
0.05%



DWS
Balanced VIP
Chicago
280,000
 $
280,000
0.02%



DWS High
Income Fund
Chicago
10,480,000

$10,480,000
0.58%



DWS High
Income Trust
Chicago
1,160,000
 $
1,160,000
0.06%



DWS High
Income VIP
Chicago
1,835,000
 $
1,835,000
0.10%



DWS Multi
Market
Income Trust
Chicago
620,000
 $
620,000
0.03%



DWS
Strategic
Income Fund
Chicago
510,000
 $
510,000
0.03%



DWS
Strategic
Income Trust
Chicago
145,000
 $
145,000
0.01%



DWS
Strategic
Income VIP
Chicago
135,000
 $
135,000
0.01%



Montgomery
Street
Funds







Montgomery
Street Income
Securities
Montgomery
Street
20,000
 $      20,000
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
1,865,000
 $
1,865,000
0.10%



DWS Short
Duration Plus
Fund
New York
80,000
 $      80,000
0.00%



Total

18,055,000

$18,055,000
1.00%



















Security Information






Security Purchased


Cusip
984121BP7


Issuer
XEROX CORP


Underwriters
Goldman Sachs, JP
Morgan, BoA, Bear
Stearns, Citigroup, DBSI,
Barclays, BNP Paribas,
Merrill Lynch


Years of continuous
operation, including
predecessors
> 3 years


Security
XRX 6.4% 3/15/2016


Is the affiliate a manager or
co-manager of offering?
Co-Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering
sold to QIBs
700,000,000


Total amount of any
concurrent public offering
0


Total
700,000,000


Public offering price
 $
99.41


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
1.00%


Rating
Ba2/BB+


Current yield
6.44%


Benchmark vs Spread
(basis points)
175 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston
Funds







DWS Bond
VIP
Boston
385,000
 $
385,000
0.02%



DWS Core
Plus Income
Fund
Boston
1,370,000
 $
1,370,000
0.08%



Chicago
Funds







DWS
Balanced
Fund
Chicago
215,000
 $
215,000
0.01%



DWS
Balanced VIP
Chicago
70,000
 $      70,000
0.00%



DWS High
Income Fund
Chicago
2,845,000
 $
2,845,000
0.16%



DWS High
Income Trust
Chicago
320,000
 $
320,000
0.02%



DWS High
Income VIP
Chicago
500,000
 $
500,000
0.03%



DWS Multi
Market
Income Trust
Chicago
165,000
 $
165,000
0.01%



DWS
Strategic
Income Fund
Chicago
130,000
 $
130,000
0.01%



DWS
Strategic
Income Trust
Chicago
40,000
 $      40,000
0.00%



DWS
Strategic
Income VIP
Chicago
35,000
 $      35,000
0.00%



New York
Funds







DWS High
Income Plus
Fund
New York
495,000
 $
495,000
0.03%



DWS Short
Duration Plus
Fund
New York
20,000
 $      20,000
0.00%



Total

6,590,000
 $
6,590,000
0.37%



















Security Information






Security Purchased


Cusip
053773AA5


Issuer
AVIS BUDGET CAR
RENTAL


Underwriters
BoA, Citigroup, DBSI, JP
Morgan, Wachovia,
Barclays Capital, Calyon,
CSFB, Daiwa Securities,
Goldman Sachs,
Mitsubishi Securities,
RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous
operation, including
predecessors
> 3 years


Security
AVIS 7.625% 5/15/2014


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering
sold to QIBs
375,000,000


Total amount of any
concurrent public offering
0


Total
375,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.13%


Rating
Ba3/BB-


Current yield
7.63%


Benchmark vs Spread
(basis points)
268 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago
Funds







DWS
Balanced
Fund
Chicago
130,000
 $
130,000
0.01%



DWS
Balanced VIP
Chicago
45,000
 $      45,000
0.00%



DWS High
Income Fund
Chicago
1,715,000
 $
1,715,000
0.10%



DWS High
Income Trust
Chicago
190,000
 $
190,000
0.01%



DWS High
Income VIP
Chicago
300,000
 $
300,000
0.02%



DWS Multi
Market
Income Trust
Chicago
100,000
 $
100,000
0.01%



DWS
Strategic
Income Fund
Chicago
75,000
 $      75,000
0.00%



DWS
Strategic
Income Trust
Chicago
25,000
 $      25,000
0.00%



DWS
Strategic
Income VIP
Chicago
20,000
 $      20,000
0.00%



New York
Funds







DWS Core
Plus Income
Fund
New York
10,000
 $      10,000
0.00%



DWS High
Income Plus
Fund
New York
300,000
 $
300,000
0.02%



DWS Short
Duration Plus
Fund
New York
10,000
 $      10,000
0.00%



Total

2,920,000
 $
2,920,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR
RENTAL


Underwriters
BoA, Citigroup, DBSI, JP
Morgan, Wachovia,
Barclays Capital, Calyon,
CSFB, Daiwa Securities,
Goldman Sachs,
Mitsubishi Securities,
RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous
operation, including
predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering
sold to QIBs
375,000,000


Total amount of any
concurrent public offering
0


Total
375,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread
(basis points)
281 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago
Funds







DWS
Balanced
Fund
Chicago
130,000
 $
130,000
0.01%



DWS
Balanced VIP
Chicago
45,000
 $      45,000
0.00%



DWS High
Income Fund
Chicago
1,715,000
 $
1,715,000
0.10%



DWS High
Income Trust
Chicago
190,000
 $
190,000
0.01%



DWS High
Income VIP
Chicago
300,000
 $
300,000
0.02%



DWS Multi
Market
Income Trust
Chicago
100,000
 $
100,000
0.01%



DWS
Strategic
Income Fund
Chicago
75,000
 $      75,000
0.00%



DWS
Strategic
Income Trust
Chicago
25,000
 $      25,000
0.00%



DWS
Strategic
Income VIP
Chicago
20,000
 $      20,000
0.00%



New York
Funds







DWS Core
Plus Income
Fund
New York
10,000
 $      10,000
0.00%



DWS High
Income Plus
Fund
New York
300,000
 $
300,000
0.02%



DWS Short
Duration Plus
Fund
New York
10,000
 $      10,000
0.00%



Total

2,920,000
 $
2,920,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased


Cusip
053773AG2


Issuer
AVIS BUDGET CAR
RENTAL


Underwriters
BoA, Citigroup, DBSI, JP
Morgan, Wachovia,
Barclays Capital, Calyon,
CSFB, Daiwa Securities,
Goldman Sachs,
Mitsubishi Securities,
RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous
operation, including
predecessors
> 3 years


Security
AVIS FRN 5/15/2014


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering
sold to QIBs
250,000,000


Total amount of any
concurrent public offering
0


Total
250,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.13%


Rating
Ba3/BB-


Current yield
7.58%


Benchmark vs Spread
(basis points)
250 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago
Funds







DWS
Balanced
Fund
Chicago
85,000
 $      85,000
0.00%



DWS
Balanced VIP
Chicago
30,000
 $      30,000
0.00%



DWS High
Income Fund
Chicago
1,145,000
 $
1,145,000
0.06%



DWS High
Income Trust
Chicago
130,000
 $
130,000
0.01%



DWS High
Income VIP
Chicago
200,000
 $
200,000
0.01%



DWS Multi
Market
Income Trust
Chicago
65,000
 $      65,000
0.00%



DWS
Strategic
Income Fund
Chicago
50,000
 $      50,000
0.00%



DWS
Strategic
Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS
Strategic
Income VIP
Chicago
15,000
 $      15,000
0.00%



New York
Funds







DWS Core
Plus Income
Fund
New York
10,000
 $      10,000
0.00%



DWS High
Income Plus
Fund
New York
200,000
 $
200,000
0.01%



Total

1,945,000
 $
1,945,000
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information






Security Purchased


Cusip
K31754AA0


Issuer
NORDIC TELEPHONE
CO


Underwriters
Barclays, CSFB, DBSI,
JP Morgan, Royal Bank
of Scotland


Years of continuous
operation, including
predecessors
> 3 years


Security
TDCDC 8.875%
5/1/2016


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or
dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of Offering
4/26/2006


Total amount of offering
sold to QIBs
600,000,000


Total amount of any
concurrent public offering
0


Total
600,000,000


Public offering price
 $
100.00


Price paid if other than
public offering price
 N/A


Underwriting spread or
commission
2.50%


Rating
B2/B


Current yield
8.88%


Benchmark vs Spread
(basis points)
378 bp










Fund Specific Information






Board
Total Par
Value
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago
Funds







DWS
Balanced
Fund
Chicago
75,000
 $      75,000
0.00%



DWS High
Income Fund
Chicago
600,000
 $
600,000
0.03%



DWS High
Income Trust
Chicago
75,000
 $      75,000
0.00%



DWS High
Income VIP
Chicago
110,000
 $
110,000
0.01%



New York
Funds







DWS High
Income Plus
Fund
New York
110,000
 $
110,000
0.01%



Total

970,000
 $
970,000
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.